IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SUBSCRIPTION AGREEMENT and LETTER OF INVESTMENT INTENT

The securities in the form of Series A Convertible Preferred Stock of SkyLynx Communications, Inc. have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and are being issued in reliance upon an exemption from the registration requirements of the Securities Act. Such securities cannot be sold, transferred, assigned, or otherwise disposed of, except, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act, and applicable state securities laws.

SkyLynx Communications, Inc. 1502 Stickney Point Road, Unit 501 Sarasota, Florida 34231

Gentlemen:

The undersigned ("Subscriber") agrees as follows:

     1. Subscriber is currently a shareholder of VETCO Hospitals, Inc., a California corporation, ("Vetco") and is the record and beneficial owner of ________shares of the common stock of Vetco (the "Shares") as of the date hereof. Subscriber represents and warrants that other than the Shares, subscriber would not be deemed to be the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of any additional equity securities of Vetco, or options or warrants exercisable to purchase equity securities of Vetco, or securities convertible into equity securities of Vetco, except as follows: ______________________________________________________________________________________________

     2. Subscriber represents and warrants that no third party claims an interest in Subscriber's Shares and Subscriber exercises the sole power to vote and invest such Shares, except the following:

________________________________________________________________________________________________________

     3. If Subscriber exercises the shared power to vote or invest such Shares, Subscriber represents and warrants that the elections and subscriptions contained herein have been ratified and approved by all persons exercising the shared power to vote or invest such Shares.

     4. Subscriber irrevocably and unconditionally agrees to tender each Share for conversion into shares of Series A Convertible Preferred Stock of SkyLynx Communications, Inc., a Delaware corporation, (the "Merger Securities" or "Securities" and the "Company" or "SkyLynx," respectively).

     5. The subscription contained herein and the tender by Subscriber of the Shares for conversion into the Merger Securities is, in all respects, subject to the terms and conditions of that certain Agreement and Plan of Merger by and between Vetco, the Company and SkyLynx Acquisition Corp. dated as of November 29, 2005, together with Amendments Nos. l , 2 and 3 thereto (the "Agreement"), and the ancillary agreements provided for therein, including, without limitation, the Closing Escrow Agreement. Subscriber acknowledges that he, she or it has been provided with a copy of the Agreement and that Subscriber has read, understands and accepts the terms and conditions contained therein.

     6. Subscriber acknowledges receipt of a copy of the Agreement, the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005 and its Quarterly Report on Form 10-QSB for the interim period through and ended December 31, 2005, (hereafter the foregoing documents shall collectively be referred to as the "Disclosure Package"), and agrees that no information has been given to him, her or it by the Company, or its agents, in connection with this investment other than information contained in the Disclosure Package. The undersigned represents that he, she or it has relied exclusively on the information contained in the Disclosure Package in connection with this investment decision.

     7. The undersigned represents and warrants that the undersigned either never received a certificate representing the Shares and the Shares are not and never have been certificated or that the undersigned has lost the stock certificate representing the Shares. The undersigned agrees that this Subscription Agreement may be delivered as evidence of the Shares under the Closing Escrow Agreement described more fully in the Agreement. The undersigned represents and warrants that he, she or it has not sold, assigned, pledged, transferred, deposited under any agreement or hypothecated such Shares or any interest therein; and no person, firm, corporation, agency or government has or has asserted any right, title, claim, equity or interest in, to or respecting such Shares. The undersigned agrees to indemnify, defend and hold harmless the Company, and any person, firm or corporation acting as its transfer agent, registrar or trustee or in any other capacity and also any successors in any such capacities from and against any and all liability, loss, damage or expense in connection with or arising out of their reliance upon the representations and warranties contained herein.

     8. Subscriber acknowledges that the Company is offering the Merger Securities in reliance upon an exemption from the registration requirements of the Securities Act contained in Regulation D thereunder. Subscriber agrees that all offers and sales of the Merger Securities, shall be made only, pursuant to registration of the securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.

     9. The undersigned represents and warrants that the undersigned may come within at least one category marked below, and that for any category marked the undersigned has truthfully set forth the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below. [Check one, if applicable]

Category I ________	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II _______	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2004 and 2005, or joint income with his/her spouse in excess of $300,000 in 2004and 2005, and has a reasonable expectation of reaching the same income level in 2006.

Category III _______	The undersigned is an executive officer or director of the Company.

Category IV _______	The undersigned is a bank, as defined in section 3(a)(2) of the Securities Act of 1933, as amended, (the "Act");
or a savings and loan institution or other institution defined in Section 3(a)(5)(A) of the Act.

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

                                                                                   (describe entity)

Category V _______	The undersigned is an insurance company, as defined in section 2(13) of the Securities Act of 1933, as amended.

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

                                                                                   (describe entity)

Category VI ______	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

                                                                                   (describe entity)

Category VII _______	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

____________________________________________________________________________________

____________________________________________________________________________________

                                                        (describe entity)

Category VIII _______	The undersigned is a broker or dealer registered pursuant to Section 15 of the
Security Exchange Act of 1934 (the "Exchange Act").

____________________________________________________________________________________

____________________________________________________________________________________

                                                        (describe entity)

Category IX _______	The undersigned is an employee benefit plan within the meaning of Title I of the
Employee Retirement Income Security Act of 1974 and (1) the decision to invest in the security was made by a plan fiduciary, as defined in section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment adviser, or (2)
the employee benefit plan has total assets in excess of $5,000,000, or (3) if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

____________________________________________________________________________________

____________________________________________________________________________________

                                                        (describe entity)

Category X _______	The undersigned is a private business development company as defined in section 202(a)(22)
of the Investment Advisers Act of 1940.

____________________________________________________________________________________

____________________________________________________________________________________

                                                        (describe entity)

Category XI _______	The undersigned is an organization described in section 501(c)(3) of the Internal Revenue
Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

______________________________________________________________________________________________

______________________________________________________________________________________________

                                                                              (describe entity)

Category XII ________	The undersigned is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act. [A COPY
OF THE DECLARATION OF TRUST OR TRUST AGREEMENT AND A
REPRESENTATION AS TO THE NET WORTH OR INCOME OF THE
GRANTOR IS ENCLOSED.]

______________________________________________________________________________________________

______________________________________________________________________________________________

                                                                              (describe entity)

Category XIII ______	The undersigned is an entity in which all of the equity owners are Accredited
Investors. [IF RELYING UPON THIS CATEGORY ALONE, EACH EQUITY
OWNER MUST COMPLETE A SEPARATE COPY OF THIS
AGREEMENT.]

______________________________________________________________________________________________

______________________________________________________________________________________________

                                                                              (describe entity)

10.	The undersigned makes the following representations and warranties:

     (a) That the undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned's investment in the Securities;

     (b) That the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of reaching and interpreting financial statements and evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks;

     (c) That the undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Securities in light of the undersigned's financial condition and investment needs;

     (d) That the undersigned believes that an investment in the Securities is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

     (e) That the undersigned has received and had the opportunity to review the Disclosure Package and has been given access to full and complete information regarding the Company and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available;

     (f) That the undersigned recognizes that the Company has an unprofitable operating history and that the Merger Securities as an investment involve a high degree of risk, including but not limited to the risk of economic losses from operations of the Company;

     (g) That the undersigned realizes that (i) the purchase of the Securities is a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) the securities are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer imposed by or on account of federal and state securities laws. The undersigned may be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability;

     (h) The undersigned has carefully reviewed and understands the various risks of an investment in the Company and can afford to bear the risks of such an investment;

     (i) That the undersigned certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code. (Please note: You are subject to backup withholding if (i) you fail to furnish your Social Security Number or Taxpayer Identification Number herein, (ii) the Internal Revenue Services notifies the Company that you furnished an incorrect Social Security Number or Taxpayer Identification Number, (iii) you are notified that you are subject to backup withholding, or (iv) you failed to certify that you are not subject to backup withholding, or you fail to certify your Social Security Number or Taxpayer Identification Number); and

     (j) That a legend may be placed on any certificate representing the Securities substantially to the following effect:

THE SECURITIES IN THE FORM OF SERIES A CONVERTIBLE PREFERRED STOCK OF SKYLYNX COMMUNICATIONS, INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND ARE BEING ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUCH SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS.

     12. The undersigned has been advised that the Securities have not been registered under the Securities Act of 1933 or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein. The undersigned represents, warrants and agrees that the Securities are being acquired by the undersigned solely for the undersigned's own account, for investment purposes only, and not with a view to the distribution or resale thereof. The undersigned has no agreement or other arrangement with any person to sell, transfer or pledge any part of the Securities or which would guarantee the undersigned of any profit or against any loss with respect to the Securities; and the undersigned has no plans to enter into any such agreement or arrangement. The undersigned further represents that the undersigned's financial condition is such that he or it is not under any present necessity or constraint to dispose of such shares to satisfy any existing or contemplated debt or undertaking. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to the foregoing intentions, the undersigned should later desire to dispose of or transfer any of such securities any of such securities in any manner, the undersigned shall not do so without first obtaining (i) the opinion of counsel to the Company that such proposed disposition or transfer may be lawfully made without the registration of such Securities pursuant to the Securities Act of 1933, as then amended, and applicable state securities laws, or (ii) such registration has been completed and is currently in effect.

     13. The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state or country set forth on the signature page hereof, and the Securities are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

     14. The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them.

    15.  The undersigned, if other than an individual, makes the following additional representations:

        (a)  The undersigned was not organized for the specific purpose of acquiring the Securities;

and

       (b)   This Subscription Agreement and Letter of Investment Intent has been duly authorized by  all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

     16.   The undersigned is aware that there can be no assurance regarding the tax consequences of an investment in the Company. The undersigned acknowledges that he, she or it has been advised to consult with his, her or its own attorney regarding legal matters concerning the investment and to consult with independent tax counsel or advisors regarding the tax consequences of such investment.

     17.   All of the foregoing information which the undersigned has provided concerning the undersigned, the undersigned's financial position and the undersigned's knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, concerning the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this subscription being accepted, the undersigned will immediately provide the Company with such information.

    18. NASD Affiliation. The undersigned represents and warrants that the information set forth below in response to the questions regarding NASD affiliation is accurate and complete.

          (a) Is the undersigned a member of the NASD1, a person associated with a member2 of the NASD, or an affiliate of a member?

Yes ______  No ______

      If "Yes," please list all members of the NASD with whom the undersigned is associated or affiliated.

____________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________

1	The NASD defines a "member" as being any broker or dealer admitted to membership in the NASD, or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

2	The NASD defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager of such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt for registration with the NASD. Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member." In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

     (b) If the undersigned is a corporation, are any of its officers, directors or 5% shareholders a member of the NASD, a person associated with a member of the NASD, or an affiliate of a member?

Yes ______  No ______

If "Yes," please list the name of each such officer, director or 5% shareholder and all members of the NASD with whom they are associated or affiliated.

_________________________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________________

     19. Number of Shares. The undersigned hereby tenders the Shares for the Merger Securities in connection with the consummation of the transactions described in the Agreement.

     20. Manner in Which Title is to be Held.

Place an "X" in one space below:

(a)	_____ Individual Ownership
(b)	_____ Joint Tenant with Right of Survivorship (both parties must sign)
(c)	_____ Partnership
(d)	_____ Tenants in Common
(e)	_____ Corporation
(f)	_____ Trust
(g)	_____ Other (Describe):

     21. My state or country of residence and the state I received the offer to invest and made the decision to invest in the Securities: _____________________________________

__________________________________________________________________
Please print above the exact names(s) in which the Securities are to be held.

SIGNATURES

The undersigned hereby represents that he or she has read this entire Subscription Agreement and the Disclosure Package provided herewith.

	Dated:	_______________________________________
INDIVIDUAL
Address to Which Correspondence
Should be Directed
________________________________________
Signature (Individual)		________________________________________

Signature (All record holders should sign)		City, State and Zip Code

Names(s) Typed or Printed		Tax Identification or Social Security Number
( ) _____________________________________
Telephone Number

CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

Address to Which Correspondence
Should be Directed
_____________________________________	_______________________________________________________
Name of Entity	_______________________________________________________
By: _________________________________	_______________________________________________________
Signature*	City, State and Zip Code
Its: ________________________________	_______________________________________________
Title	Tax Identification or Social Security Number
( ) ____________________________________________________
Name Typed or Printed	Telephone Number

* If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Securities are being subscribed for by an entity.

I, ________________________________, am the _____________________________ of

_________________________________ (the "Entity").

                 I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

               IN WITNESS WHEREOF, I have hereto set my hand this _____ day of ______________, 2006.

                                                                                                                                                                            ________________________________________

                                                                                                                                                                             Signature

ACCEPTANCE

                This Subscription Agreement is accepted as of _______________________, 2006.

SKYLYNX COMMUNICATIONS, INC. By: ______________________________ Authorized Officer Date: _____________________________